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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
               (Date of earliest event reported): October 1, 1999



                      OneSource Information Services, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



           Delaware                  000-28549              04-3204522
-------------------------------     -----------           -------------
(State or Other Jurisdiction of     (Commission           (IRS Employer
        Incorporation)              File Number)       Identification No.)


        300 Baker Avenue                             150 CambridgePark Drive
       Concord, MA 01742                               Cambridge, MA 02140
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(Address of Principal Executive                          (Former Address)
           Offices)


       Registrant's telephone number, including area code: (978) 318-4300



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Item 2.       ACQUISITION OR DISPOSITION OF ASSETS.

              On October 1, 1999 OneSource Information Services, Inc. (the "Registrant") acquired Corporate Technology Information Services, Inc., a Delaware corporation ("CTI"), pursuant to an Agreement and Plan of Merger dated as of September 8, 1999 (the "Merger Agreement") by and among the Registrant, OneSource Content Corporation, a Delaware corporation and wholly owned subsidiary of the Registrant ("Merger Sub") and CTI. Pursuant to the Merger Agreement, the consideration paid by the Registrant was $8 million in cash (the "Purchase Price") which Purchase Price, as well as the other terms of the transaction, were determined in arms-length negotiations among the parties. The source of the Purchase Price was proceeds from the Registrant's initial public offering effective in May 1999. A portion of the Purchase Price is being held in escrow to be released in accordance with the Merger Agreement and an Escrow Agreement, and the remainder of the Purchase Price was allocated among the stockholders of CTI.

              CTI was a privately held company located in Woburn, Massachusetts and is a provider of high technology company profiles with a focus on emerging private companies. The Registrant intends to continue CTI's focus and to integrate its products and services with Registrant's existing products and services.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements of Businesses Acquired. To be filed supplementally on or about December 10, 1999.

         (b) Pro Forma Financial Information. To be filed supplementally on or about December 10, 1999.

         (c)  Exhibits.

           EXHIBIT NO.                   DESCRIPTION

              2.1 Agreement and Plan of Merger dated September 8, 1999 by and among the Registrant, Corporate Technology Information Services, Inc., OneSource Content Corporation and Andrew Campbell. (Incorporated by reference to Exhibit 2.1 to the Registrant's From 8-K as filed with the Securities & Exchange Commission on September 13, 1999)

              2.2 Escrow Agreement dated September 8, 1999 by and among the Registrant, Corporate Technology Information Services, Inc., Andrew Campbell and Citizens Bank of Massachusetts. (Incorporated by reference to Exhibit 2.2 to the Registrant's Form 8-K as filed with the Securities & Exchange Commission on September 13, 1999)


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              99.1 Press release of the Registrant dated September 9, 1999.
                   (Incorporated by reference to Exhibit 99.1 to the Registrant's Form 8-K as filed with the Securities & Exchange Commission on September 13, 1999)

              99.2 Press release of the Registrant dated October 1, 1999.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned authorized officer.


                                           ONESOURCE INFORMATION
                                           SERVICES, INC.

October 8, 1999
                                           By:   /s/ Roy D. Landon
                                               -------------------------------
                                                 Roy D. Landon
                                                 Vice President, Chief Financial
                                                 Officer










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                                  EXHIBIT INDEX




EXHIBIT NO.                        DESCRIPTION

2.1 Agreement and Plan of Merger dated September 8, 1999 by and among the Registrant, Corporate Technology Information Services, Inc., OneSource Content Corporation and Andrew Campbell (Incorporated by reference to Registrant's Form 8-K as filed with the Securities & Exchange Commission on September 13, 1999).

2.2 Escrow Agreement dated September 8, 1999 by and among the Registrant, Corporate Technology Information Services, Inc., Andrew Campbell and Citizens Bank of Massachusetts (Incorporated by reference to Registrant's Form 8-K as filed with the Securities & Exchange Commission on September 13, 1999).

99.1 Press release of the Registrant dated September 9, 1999 (Incorporated by reference to Exhibit 99.1 to the Registrant's Form 8-K as filed with the Securities & Exchange Commission on September 13, 1999)

99.2         Press release of the Registrant dated October 1, 1999